UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

PISMO COAST VILLAGE INC
(Exact name of registrant as specified in its charter)

California	0-8463	95-2990441
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 South Dolliver Street
 Pismo Beach, California, United States 93449
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous independent registered public accounting firm:

On November 1, 2024, CBIZ Inc. acquired Marcum LLP, the Company's independent registered public accounting firm (the "CBIZ Transaction"). CompuData Inc., a wholly owned subsidiary of CBIZ, Inc., performed Managed IT services for Pismo Coast Village, Inc. (the "Company") throughout the fiscal year ended September 30, 2024. Due to the CBIZ Transaction, CBIZ Inc. now owns both Marcum LLP and CompuData Inc.. As a result, Marcum LLP ceased to be independent of the Company when the acquisition closed on November 1, 2024.

Accordingly, on November 15, 2024, Marcum LLP resigned as the independent registered public accounting firm for the Company, effective immediately. The decision was not the result of any disagreement between the Company and Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Marcum LLP was first appointed as the Company's independent registered public accounting firm in August 2024 and has not issued reports on any years of the Company's financial statements. Reference Form 8-K dated August 9, 2024, for information regarding the Company's previous independent registered public accounting firm that issued reports for the fiscal years ended September 30, 2023 and 2022.

The Company has provided Marcum LLP with a copy of the disclosures made herein and has requested that Marcum LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this Item 4.01. A copy of the letter from Marcum LLP is attached as an exhibit to this report.

(2) New independent registered public accounting firm

The Audit Committee of the Board of Directors of Pismo Coast Village, Inc. (the "Committee") recently conducted a competitive selection process to determine the Company's independent registered public accounting firm for the fiscal year ended September 30, 2024. The Committee invited several public accounting firms to participate in this process. As a result of this process, on November 15, 2024, the Committee approved the appointment of WithumSmith+Brown, PC as the Company's new independent registered public accounting firm for the fiscal year ended September 30, 2024.

During the two most recent fiscal years and in the subsequent interim period through November 15, 2024, neither the Company, nor anyone on its behalf, has consulted with WithumSmith+Brown, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company's consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 EXHIBITS

Exhibit No. Description of Exhibit

99.1	Letter from Marcum LLP to the Securities and Exchange Commission dated November 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: November 15, 2024

/s/ SUZANNE M COLVIN

SUZANNE M COLVIN

Vice President Finance and Chief Financial Officer